FOR IMMEDIATE RELEASE

American Realty Capital Properties Successfully Transitions to Self-Management on Schedule

ARCP Positions Itself as Leading Net Lease Company with Strong Executive Leadership and Best-in-Class Portfolio

New York, New York, January 8, 2014 -- American Realty Capital Properties, Inc. (“ARCP”) (NASDAQ: ARCP) announced today that it has successfully completed its transition to self-management on its previously indicated schedule, and within three business days of completing its acquisition of American Realty Capital Trust IV, Inc. (“ARCT IV”). ARCP will continue to be led by two of its founders and current executive officers, Nicholas S. Schorsch and Brian S. Block, as Executive Chairman and Chief Financial Officer, respectively. Messrs. Schorsch and Block are two of the key executives who built ARCP and assembled its property portfolio since its initial public offering in September 2011. Additionally, ARCP’s core executive leadership team now includes David S. Kay, President, Lisa Beeson, Chief Operating Officer, and Lisa Pavelka McAlister, Chief Accounting Officer.

In connection with becoming self-managed, ARCP terminated its management agreement with its external manager, ARC Properties Advisors, LLC (the “Manager”), effective today. ARCP now intends to use only certain remaining services of the Manager through the close of its merger with Cole Real Estate Investments, Inc. (“Cole”) in order to provide for a smooth transition toward becoming a $21 billion leading self-managed publicly traded net lease REIT. The pending merger with Cole should be completed in January 2014, eight weeks earlier than expected, subject to the approval of both companies’ stockholders. ARCP will not pay any internalization fee to the Manager in connection with the termination of the management agreement.

Nicholas S. Schorsch, Executive Chairman and Chief Executive Officer of ARCP, remarked, “Today, we believe we have completed another significant step in our plan to deliberately grow ARCP into a leading net lease REIT. We began delivering on our promises to grow this enterprise opportunistically with our successful acquisitions of American Realty Capital Trust III, Inc., CapLease, Inc. and ARCT IV, which closed last week, and the purchase of large property portfolios from GE Capital, Inland and Fortress. With the completion of self-management and the imminent close of our acquisition of Cole, we have built a best-in-class company with a leading portfolio and management team.”

David S. Kay, President of ARCP, commented, “I am pleased to have taken my place as part of such an impressive executive management team. We have built a leadership group that will allow ARCP to successfully and prudently raise capital, deploy that capital and continue to build a best-in-class net lease real estate portfolio that will provide current stockholders with attractive and accretive returns.”

About ARCP

ARCP is a self-managed publicly traded Maryland corporation listed on The NASDAQ Global Select Market, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Additional information about ARCP can be found on its website at www.arcpreit.com. ARCP may disseminate important information regarding it and its operations, including financial information, through social media platforms such as Twitter, Facebook and LinkedIn.

Additional Information about Merger Between ARCP and Cole and Where to Find It

In connection with the proposed merger, ARCP and Cole filed a definitive joint proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) on December 23, 2013 and commenced mailing the definitive joint proxy statement/prospectus and a form of proxy to the stockholders of ARCP and Cole. These materials are not a substitute for the definitive joint proxy statement/prospectus or the Registration Statement on Form S-4 (File No. 333-192106) that ARCP filed with the SEC in connection with the proposed merger with Cole. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE PROPOSED MERGER, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THE JOINT PROXY STATEMENT/ PROSPECTUS AND SUCH OTHER DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, COLE AND THE PROPOSED MERGER. The definitive joint proxy statement/prospectus contains additional detail concerning the benefits of the proposed merger, the risks associated therewith and conflicts of interest. Investors and stockholders of ARCP and Cole may obtain free copies of the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available on ARCP’s website at http://www.arcpreit.com, and copies of the documents filed by Cole with the SEC are available on Cole’s website at www.colereit.com.

Participants in Solicitation relating to the Merger Between ARCP and Cole

ARCP, Cole, ARC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP’s and Cole’s stockholders in respect of the proposed Cole merger. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Cole merger. These documents are available free of charge on the SEC’s website and from ARCP or Cole, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and Cole’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Cole merger agreement; (2) the inability to obtain regulatory approvals for the Cole merger transaction and the approval by ARCP’s stockholders of the issuance of ARCP common stock in connection with the Cole merger and the approval by Cole’s stockholders of the Cole merger; (3) risks related to disruption of management’s attention from the ongoing business operations due to the proposed Cole merger; (4) the effect of the announcement of the proposed Cole merger on ARCP’s or Cole’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (5) the outcome of any legal proceedings relating to any of the Cole merger or merger agreement; (6) risks to consummation of the Cole merger, including the risk that the merger will not be consummated within the expected time period or at all; and (7) ARCP’s inability to timely achieve the benefits associated with becoming a self-managed real estate company. Additional factors that may affect future results are contained in ARCP’s and Cole’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCP and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Contacts

Anthony J. DeFazio	Brian S. Block, EVP and CFO
DDCworks	American Realty Capital Properties, Inc.
tdefazio@ddcworks.com	bblock@arlcap.com
Ph: (484-342-3600)	Ph: (212-415-6500)